AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                                     ENCORE!
                   Supplement to Prospectus dated May 1, 1997

         The prospectus is amended at page 4 to change the definition of Guaranteed Death Benefit Period to read as follows:

         GUARANTEED DEATH BENEFIT (IN MARYLAND, "GUARANTEED DEATH BENEFIT TO PREVENT LAPSE") PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class. The period ranges from 3 to 25 years, and may be restricted as a result of state law. In Massachusetts, state policy restricts the period to no greater than five years. This benefit is provided without an additional policy charge. (See page 18.)

         The date of this Supplement is September 15, 1997.